UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 23, 2003

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number

1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700 (Registrant's telephone number including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits 99.1 Press Release dated April 23, 2003

ITEM 9. REGULATION FD DISCLOSURE

On April 23, 2003, Energen Corporation and Alabama Gas Corporation issued a press release announcing financial results for the first quarter of 2003. The press release is attached hereto as Exhibit 99.1 to this form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 9 and Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

April 23, 2003	By /s/ G. C. Ketcham
G. C. Ketcham Executive Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

99.1	*	Press Release dated April 23, 2003

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.